                                                                   EXHIBIT 99.5


                           DVI RECEIVABLES XIV 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 12, 2004

I. RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                 $     178,012.72
Available Funds:
    Contract Payments due and received in this period                                  3,400,870.44
    Contract Payments due in prior period(s) and received in this period                 648,401.25
    Contract Payments received in this period for next period                            111,489.49
    Sales, Use and Property Tax payments received                                        119,416.72
    Prepayment Amounts related to early termination in this period                       548,648.20
    Servicer Advance                                                                           0.00
    Proceeds received from recoveries on previously Defaulted Contracts                        0.00
    Transfer from Reserve Account                                                          8,479.29
    Interest earned on Collection Account                                                  5,975.25
    Interest earned on SPG Account                                                         2,099.61
    Proceeds from repurchase of Contracts per Contribution and Servicing
         Agreement Section 5.03                                                                0.00
    Amounts paid per Contribution and Servicing Agreement Section 7.01
         (Substituted contract < Predecessor contract)                                         0.00
    Amounts paid under insurance policies                                                      0.00
    Maintenance, Late Charges and any other amounts                                            0.00

                                                                                   ----------------
Total Available Funds                                                                  5,023,392.97
Less: Amounts to be Retained in Collection Account                                       209,182.83
                                                                                   ----------------
AMOUNT TO BE DISTRIBUTED                                                               4,814,210.14
                                                                                   ================

                           DVI RECEIVABLES XIV 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 12, 2004

XII. CUMULATIVE DETAIL OF DEFAULTED CONTRACTS*

         POOL A

                            Discounted                               Discounted
      Lease #              Present Value             Lease #        Present Value
----------------------     -------------           -------------    -------------
#* 2858-001 (08/03)        2,516,760.25
#* 2003899-001 (09/03)           449.04
#* 2006312-001 (11/03)        33,653.23
#* 2857-001 (12/03)          552,148.08
#* 2004318-001 (12/03)         8,532.93
#* 2005017-002 (12/03)           110.90
#* 1310-002 (01/04)          215,764.69
#* 2625-002 (01/04)            7,823.98
#* 2842-001 (01/04)          681,088.09
#* 2842-002 (01/04)          294,893.15
#* 2850-001 (01/04)        1,400,768.25
#* 2850-002 (01/04)          429,557.29
#* 2850-003 (01/04)          214,205.47
#* 2850-004 (01/04)           62,433.93
#* 2867-001 (01/04)           38,636.26
#* 2001528-002 (01/04)        35,938.03
#* 2002292-002 (01/04)        11,886.31
#* 2004435-001 (01/04)         6,327.96
#* 2005384-001 (01/04)        29,187.21
                                                   -------------
                                          Totals:  $6,540,165.05

         POOL B

                            Discounted                               Discounted
      Lease #              Present Value             Lease #        Present Value
----------------------     -------------           -------------    -------------
#* 2005933-001 (01/04)            289.09

                                                   -------------
                                          Totals:  $      289.09

   a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS       $  6,540,454.14
   b) ADCB AT CLOSING DATE                                           325,093,057.74
   c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                             2.01%

*  ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT > 180 DAYS

** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A
   NONRECOVERABLE ADVANCE

 # NONRECOVERABLE

                           DVI RECEIVABLES XIV 2001-1
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 12, 2004


XVI. POOL PERFORMANCE MEASUREMENTS

1.                             AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                   TOTAL OUTSTANDING CONTRACTS
   This Month                      15,829,311.35    This Month                     102,623,848.51
   1 Month Prior                   17,929,262.05    1 Month Prior                  110,469,770.27
   2 Months Prior                  15,000,540.31    2 Months Prior                 114,900,521.96

   Total                           48,759,113.71    Total                          327,994,140.74

   a) 3 Month Average              16,253,037.90    b) 3 Month Average             109,331,380.25

   c) a/b                                  14.87%

2. Does a Delinquency Condition Exist (1c > 6% )?                                                     Yes    X        No
                                                                                                          -------        ------
3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                                              Yes    X        No
                                                                                                          -------        ------
   B. An Indenture Event of Default has occurred and is then continuing?                              Yes             No
                                                                                                          -------        ------
4. Has a Servicer Event of Default occurred?                                                          Yes             No
                                                                                                          -------        ------
5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                                   Yes    X        No
                                                                                                          -------        ------
   B. Bankruptcy, insolvency, reorganization; default/violation of
      any covenant or obligation not remedied within 90 days?                                         Yes             No
                                                                                                          -------        ------
   C. As of any Determination date, the sum of all defaulted
      contracts since the Closing date exceeds 6% of the ADCB on the
      Closing Date?                                                                                   Yes             No   X
                                                                                                          -------        ------
6. Aggregate Discounted Contract Balance at Closing Date                 Balance $ 325,093,057.74
                                                                                 ----------------

Aggregate Discounted Contract Balances (A.D.C.B.) of contracts listed as more than:

                                                                              TOTAL               % of Total
                                              A.D.C.B.                       A.D.C.B.              A.D.C.B.
                                              --------                       --------              --------
30 Days Overdue                            12,354,179.00                  102,623,848.51              12.038%
60 Days Overdue                             1,049,786.94                  102,623,848.51               1.023%
90 Days Overdue                             2,014,304.23                  102,623,848.51               1.963%
120 Days Overdue                            3,715,440.47                  102,623,848.51               3.620%
150 Days Overdue                           10,099,566.65                  102,623,848.51               9.841%
180 Days Overdue                                    0.00                  102,623,848.51               0.000%